Livingston & Haynes, P.C.
                          Certified Public Accountants
                                 40 Grove Street
                               Wellesley, MA 02181
                                 (781) 237-3339

                                           Member AICPA Division  for CPA Firms
                                           Private Companies Practice Section
                                           SEC Practice Section



                          INDEPENDENT AUDITORS' CONSENT

      We  consent  to  the  use  in  this   Registration   Statement of  Anchor
International Bond Trust on the amended Form N-1A our report dated January 11, 2002, appearing in the prospectus, which is part of such Registration Statement, and to the reference to us under the captions, "Financial Highlights".




LIVINGSTON & HAYNES
Wellesley, Massachusetts
April 25, 2002